Section 906 Certifications
I, Jonathan S. Horwitz, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2018 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: August 28, 2018
/s/ Jonathan S. Horwitz
______________________
Jonathan S. Horwitz
Principal Executive Officer
Section 906 Certifications
I, Janet C. Smith, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2018 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: August 28, 2018
/s/ Janet C. Smith
______________________
Janet C. Smith
Principal Financial Officer
Attachment A
Period (s) ended June 30, 2018
Putnam Europe Equity Fund
Putnam International Equity Fund
Putnam International Value Fund
Putnam Small Cap Growth Fund
Putnam Sustainable Leaders Fund

Putnam VT Capital Opportunities Fund
Putnam VT Diversified Income Fund
Putnam VT Equity Income Fund
Putnam VT George Putnam Balanced Fund
Putnam VT Global Asset Allocation Fund
Putnam VT Global Equity Fund
Putnam VT Global Health Care Fund
Putnam VT Global Utilities Fund
Putnam VT Government Money Market Fund
Putnam VT Growth Opportunities Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund
Putnam VT International Growth Fund
Putnam VT International Value Fund
Putnam VT Mortgage Securities Fund
Putnam VT Multi-Asset Absolute Return Fund
Putnam VT Multi-Cap Core Fund
Putnam VT Research Fund
Putnam VT Sustainable Future Fund
Putnam VT Sustainable Leaders Fund
Putnam VT Small Cap Value Fund